NET LOSS PER COMMON SHARE	3 Months Ended
Mar. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
2.	Net Loss per Common Share

Net loss per common share for the three-month periods ended March 31, 2016 and 2015, is based on the weighted-average number of shares of common stock outstanding during the periods. Basic and diluted loss per share are identical for all periods presented as potentially dilutive securities have been excluded from the calculation of the diluted net loss per common share because the inclusion of such securities would be antidilutive. The potentially dilutive securities include 21,704,544 shares and 28,875,092 shares in 2016 and 2015, respectively, reserved for the conversion of convertible debt or exercise of outstanding options and warrants.